Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2020	2019					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
Sales	$12,057	$10,816	$11,760	$12,397	$11,868	$46,840	11%

Costs, Expenses and Other
Cost of sales	3,312	3,052	3,401	3,990	3,669	14,112	9%
Selling, general and administrative	2,555	2,425	2,712	2,589	2,888	10,615	5%
Research and development	2,209	1,931	2,189	3,204	2,548	9,872	14%
Restructuring costs	72	153	59	232	194	638	-53%
Other (income) expense, net	71	188	140	35	(223)	139	-62%
Income Before Taxes	3,838	3,067	3,259	2,347	2,792	11,464	25%
Taxes on Income	619	205	615	440	428	1,687
Net Income	3,219	2,862	2,644	1,907	2,364	9,777	12%
Less: Net (Loss) Income Attributable to Noncontrolling Interests	-	(53)	(26)	6	7	(66)
Net Income Attributable to Merck & Co., Inc.	$3,219	$2,915	$2,670	$1,901	$2,357	$9,843	10%
Earnings per Common Share Assuming Dilution	$1.26	$1.12	$1.03	$0.74	$0.92	$3.81	13%

Average Shares Outstanding Assuming Dilution	2,547	2,603	2,588	2,572	2,559	2,580
Tax Rate	16.1%	6.7%	18.9%	18.7%	15.3%	14.7%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FIRST QUARTER 2019

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items		Adjustment Subtotal	Non-GAAP
Cost of sales	$3,052	413		34				447	$2,605
Selling, general and administrative	2,425	(1)						(1)	2,426
Research and development	1,931	(31)						(31)	1,962
Restructuring costs	153			153				153	-
Other (income) expense, net	188	167						167	21
Income Before Taxes	3,067	(548)		(187)				(735)	3,802
Income Tax Provision (Benefit)	205	(98	)(3)	(31	)(3)	(293	)(4)	(422)	627
Net Income	2,862	(450)		(156)		293		(313)	3,175
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(53)	(53)						(53)	-
Net Income Attributable to Merck & Co., Inc.	2,915	(397)		(156)		293		(260)	3,175
Earnings per Common Share Assuming Dilution	$1.12	(0.15)		(0.06)		0.11		(0.10)	$1.22

Tax Rate	6.7%								16.5%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in research and development expenses primarily reflect a reduction in expenses related to a net decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net primarily reflect goodwill impairment charges related to certain businesses in the Healthcare Services segment, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Includes a $360 million net tax benefit related to the settlement of certain federal income tax matters and a $67 million tax charge related to the finalization of treasury regulations associated with the 2017 enactment of U.S. tax legislation.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FIRST QUARTER 2020

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	1Q 2020	1Q 2019	% Change	1Q 2020	1Q 2019	% Change	1Q 2020	1Q 2019	% Change
TOTAL SALES (1)	$12,057	$10,816	11	$5,137	$4,555	13	$6,920	$6,261	11
PHARMACEUTICAL	10,655	9,663	10	4,714	4,215	12	5,941	5,448	9
Oncology
Keytruda	3,284	2,269	45	1,906	1,284	48	1,378	985	40
Alliance Revenue - Lynparza (2)	145	79	84	85	50	68	60	29	111
Alliance Revenue - Lenvima (2)	128	74	72	90	50	79	38	24	58
Emend	43	117	-63	5	63	-92	38	53	-29
Vaccines (3)
Gardasil / Gardasil 9	1,097	838	31	461	362	27	636	476	34
ProQuad / M-M-R II / Varivax	435	496	-12	333	343	-3	102	153	-33
Pneumovax 23	256	185	39	182	125	45	75	59	26
RotaTeq	222	211	5	140	154	-9	82	57	44
Vaqta	60	47	28	30	29	5	30	18	63
Hospital Acute Care
Bridion	299	255	17	143	119	20	157	136	15
Noxafil	94	190	-50	8	91	-92	87	99	-12
Invanz	64	72	-10	6	14	-58	59	58	1
Prevymis	60	32	88	26	18	49	33	14	136
Cancidas	55	61	-10	3	1	133	52	60	-13
Primaxin	51	59	-13				51	59	-13
Cubicin	46	88	-48	15	42	-65	31	46	-31
Zerbaxa	37	26	40	20	12	63	16	14	20
Immunology
Simponi	215	208	3				215	208	3
Remicade	88	123	-28				88	123	-28
Neuroscience
Belsomra	79	67	18	27	24	14	53	44	20
Virology
Isentress / Isentress HD	245	255	-4	75	108	-30	170	147	16
Zepatier	55	114	-52	18	33	-46	37	81	-54
Cardiovascular
Zetia	145	140	3	(2)		*	147	140	5
Vytorin	53	97	-45	3	3	18	50	94	-47
Atozet	122	94	30				122	94	30
Adempas (4)	56	48	18				56	48	18
Alliance Revenue - Adempas (5)	53	42	26	49	40	20	5	2	133
Diabetes (6)
Januvia	774	824	-6	355	384	-7	419	440	-5
Janumet	503	530	-5	113	167	-32	390	364	7
Women's Health
Implanon / Nexplanon	195	199	-2	149	149		45	50	-10
NuvaRing	63	219	-71	26	185	-86	37	34	8
Diversified Brands
Singulair	155	191	-19	5	5	-11	151	186	-19
Cozaar / Hyzaar	102	103	-1	7	4	78	95	99	-4
Nasonex	71	96	-26	6	(1)	*	65	97	-33
Arcoxia	70	75	-6				70	75	-6
Follistim AQ	41	57	-28	21	29	-30	21	28	-25
Other Pharmaceutical (7)	1,194	1,082	10	409	328	25	780	754	3

ANIMAL HEALTH	1,214	1,025	18	384	294	31	830	731	13
Livestock	739	611	21	162	117	39	577	494	17
Companion Animals	475	414	15	222	177	25	253	237	7

Other Revenues (8)	188	128	47	39	46	-15	149	82	80

* 200% or greater

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $2,155 million and $1,887 million on a global basis for first quarter 2020 and 2019, respectively.

(4) Net product sales in Merck's marketing territories.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Total Diabetes sales were $1,353 million and $1,402 million on a global basis for first quarter 2020 and 2019, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	2020	2019					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
TOTAL PHARMACEUTICAL	$10,655	$9,663	$10,460	$11,095	$10,533	$41,751	10

United States (1)	4,714	4,215	4,807	5,180	4,751	18,953	12
% Pharmaceutical Sales	44.2%	43.6%	46.0%	46.7%	45.1%	45.4%
Europe (2)	2,543	2,335	2,301	2,304	2,373	9,314	9
% Pharmaceutical Sales	23.9%	24.2%	22.0%	20.8%	22.5%	22.3%
China	846	725	745	898	773	3,141	17
% Pharmaceutical Sales	7.9%	7.5%	7.1%	8.1%	7.3%	7.5%
Japan	789	779	900	894	921	3,494	1
% Pharmaceutical Sales	7.4%	8.1%	8.6%	8.1%	8.7%	8.4%
Asia Pacific (other than China and Japan)	613	642	606	638	614	2,500	-4
% Pharmaceutical Sales	5.8%	6.6%	5.8%	5.8%	5.8%	6.0%
Eastern Europe/Middle East Africa	490	343	388	423	423	1,577	43
% Pharmaceutical Sales	4.6%	3.6%	3.7%	3.8%	4.0%	3.8%
Latin America	419	427	523	534	429	1,914	-2
% Pharmaceutical Sales	3.9%	4.4%	5.0%	4.8%	4.1%	4.6%
Canada	212	177	179	211	216	783	20
% Pharmaceutical Sales	2.0%	1.8%	1.7%	1.9%	2.0%	1.9%
Other (1)	29	20	11	13	33	75	45
% Pharmaceutical Sales	0.3%	0.2%	0.1%	0.1%	0.3%	0.2%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Alliance revenue related to Adempas attributable to the United States has been reclassified from Other.

(2) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	1Q20	1Q19
Interest income	$(25)	$(89)
Interest expense	212	209
Exchange losses	54	101
(Income) loss from investments in equity securities, net (1)	(52)	25
Net periodic defined benefit plan (credit) cost other than service cost	(90)	(141)
Other, net	(28)	83
Total	$71	$188

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.